UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2014

INFOR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-183494-06	01-0924667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10011

(Address of principal executive offices) (Zip Code)

(678) 319-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 3, 2014, Infor Software Parent, LLC (“HoldCo”), an indirect parent of Infor, Inc. (the “Company”), and Infor Software Parent, Inc., HoldCo’s direct wholly owned subsidiary (the “Co-Issuer” and together with HoldCo, the “Issuers”), launched a proposed offering of $750,000,000 aggregate principle amount of their Senior Contingent Cash Pay Notes due 2021 (the “Notes”). In connection with the proposed offering, the Issuers intend to provide certain information to potential investors in regards to the Company, and the Company is therefore including such information in Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD. Exhibit 99.1 is furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit

Exhibit 99.1 Regulation FD Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOR, INC.

Date: April 3, 2014	By:	/s/ Nicole Anasenes
Nicole Anasenes
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Regulation FD Disclosure

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